Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.9203%



        Excess Protection Level
          3 Month Average  5.04%
          March, 1998  5.74%
          February, 1998  4.62%
          January, 1998  4.78%


        Cash Yield                                  18.54%


        Investor Charge Offs                        4.85%


        Base Rate                                   7.95%


        Over 35 Day Delinquency                     5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,867,972,264.80